Global Credit Research
Rating Action
4 DEC 2008

Moody's Investors Services

Rating Action: Reader's Digest Association, Inc. (The)

Moody's Downgrades Reader's Digest's CFR to B3; Outlook is Negative

Approximately $2.1 Billion of Debt Affected

New York, December 04, 2008 -- Moody's Investors Service downgraded The Reader's Digest Association's
("RDA") Corporate Family rating (CFR) and Probability of Default rating to B3 from B2, the senior secured credit facility ratings to B2 from B1 and the senior subordinated note rating to Caa2 from Caa1. The downgrade reflects Moody's expectation that weak consumer spending will create incremental revenue pressure on top of the risk of long-term erosion in RDA's mature print-based publishing products. This will likely challenge the company's ability to fully convert cost saving initiatives into higher EBITDA and reduce leverage from what Moody's views is an unsustainably high level that provides limited to no equity cushion based on Moody's estimated enterprise valuation. LGD rates were adjusted based to reflect the current liability mix. The rating outlook is negative.

Downgrades:

..Issuer: Reader's Digest Association, Inc. (The)

....Corporate Family Rating, Downgraded to B3 from B2

....Probability of Default Rating, Downgraded to B3 from B2

....Senior Secured Bank Credit Facility, Downgraded to B2, LGD3 - 36% from B1, LGD3 - 34%

....Senior Subordinated Regular Bond/Debenture, Downgraded to Caa2, LGD5 - 88% from Caa1, LGD5 - 85%

The risk of a covenant violation would be higher and the ratings would likely be lower absent some of the near term flexibility RDA has in the calculation of EBITDA for the maximum debt-to-EBITDA covenant in its credit facility. In particular, RDA can include in covenant EBITDA up to $105 million of projected cost savings related to the March 2007 transactions and $75 million of projected cost savings related to other actions taken by March 2010 (or that relate to integration within 24 months of an acquisition) that are reasonably identifiable and factually supportable (based on RDA's good faith determination). In Moody's opinion, this ability continues to provide RDA a window to execute its plan to improve cash flow by realizing cost savings and moderating the cash outflows associated with restructuring actions. RDA has an approximate 18%
EBITDA cushion under its 8.75x debt-to-EBITDA covenant as of 9/30/08 and the sale of Books Are Fun
(pursuant to an agreement announced on 11/13/08) will be beneficial as the company can exclude BAF's operating losses from the covenant calculation upon completing the transaction. Proceeds from the sale of
QSP were used to reduce revolver borrowings, but the company will have to make a mandatory term loan paydown unless the proceeds are reinvested within 12 months of the sale. Absent an infusion of new capital, this will require an increase in revolver usage by August 2009 to fund either acquisitions or the term loan repayment and could leave only modest unused revolver capacity to absorb the seasonal cash usage typical in the September 2009 quarter.

The negative outlook reflects Moody's concern that RDA will face challenges to fully convert cost savings into the higher margins necessary to achieve and sustain positive free cash flow.

Moody's last rating action on RDA was a change in the rating outlook to negative from stable on March 31,
2008. Please see the credit opinion posted to www.moodys.com for additional information on RDA's ratings and liquidity profile.

RDA's ratings were assigned by evaluating factors we believe are relevant to the credit profile of the issuer, such as i) the business risk and competitive position of the company versus others within its industry, ii) the capital structure and financial risk of the company, iii) the projected performance of the company over the near to intermediate term, and iv) management's track record and tolerance for risk. These attributes were compared against other issuers both within and outside of RDA's core industry and RDA's ratings are believed to be comparable to those of other issuers of similar credit risk.

RDA, headquartered in Pleasantville, New York, is a global publisher and direct marketer of products including books (40% of 2008 revenue), magazines (34%), recorded music collections and home videos
(19%), and food and gifts (7%). A group of investors led by Ripplewood Holdings L.L.C. acquired RDA in
March 2007 in a transaction valued at approximately $2.4 billion (including refinanced debt) and combined with Ripplewood portfolio companies WRC Media, Inc. and Direct Holdings U.S. Corp. Annual revenue approximates $2.5 billion pro forma for the sale of Books Are Fun, QSP and Taste of Home Entertaining.

New York
John E. Puchalla
Vice President - Senior Analyst
Corporate Finance Group
Moody's Investors Service
JOURNALISTS: 212-553-0376
SUBSCRIBERS: 212-553-1653

New York
Christina Padgett
Senior Vice President
Corporate Finance Group
Moody's Investors Service
JOURNALISTS: 212-553-0376
SUBSCRIBERS: 212-553-1653

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